AGREEMENT OF LEASE

between

the ’LANDLORD’: ______Anglo African Development (Pty) Ltd

Registration Number:_____________________________2000/003982/07

and

the ’TENANT’: SurePure Marketing South Africa (PTY) LTD

Registration / ID Number: 2007/ 031989/07

in respect of

the ’PROPERTY’ 204 One Lagoon Beach

Situated in: 204 Lagoon Beach, Milnerton

1.	PREMISES

1.1	The LANDLORD lets and the TENANT hires the premises to be constructed / under construction or completed being #204 One Lagoon Beach situated in Lagoon Beach, Milnerton on Erf 32294 and depicted on the Layout Plan annexed hereto marked "A" and bordered, in extent approximately 139 square meters. ("the Premises")

1.2	It is likely that the numbering of the Units/s may change in accordance with the final layout of the Scheme and the TENANT shall have no claim of whatever nature against the LANDLORD consequent upon any such change.

1.3	The Tenant shall take occupation of the premises when same are tendered to him by the Landlord or his Agent which is anticipated to be _________________________________.

2.	PERIOD

The lease shall subject to 1.3 commence on	March 1, 2012	(“Commencement Date”),
and shall terminate on	February 28, 2014	(“Termination Date”).

3.	OCCUPATION

The TENANT acknowledges that all risk in the Premises and all the contents therein shall pass to it on the Commencement Date or as soon as the premises is certified by the LANDLORD as complete and ready for occupation and the TENANT shall not be entitled to cancel this agreement by virtue of such delay.

4.	RENTAL

4.1	The rental payable by the TENANT to the LANDLORD shall be the sum of R 19,940 per month plus Value Added Tax in terms of Act 89\1991 as amended from time to time, which amount shall escalate on each anniversary of the Commencement Date by 10%.

4.2	The rental inclusive of VAT shall be payable monthly in advance on the first day of each and every month during the period of this Lease and any extension hereof, free from any deductions, at the LANDLORD’s bankers ________________First National Bank, Account No 62094569012 62094569012, Branch Code 203309 203309, or such place as the Landlord may from time to time, in writing nominate.

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5.	AMOUNTS PAYABLE ON SIGNATURE HEREOF

The TENANT shall be required on signature hereof to make payment of the following and shall hand to the LANDLORD appropriate cheques as follows:

5.1.	Cheque currently dated, in favour of the LANDLORD for the deposit being an amount equal to ______ month's rental, excluding VAT (clause 7 of the General Conditions of Lease).
R 39,880.00

5.2	Cheque dated the Commencement Date of the Lease, in favour of the LANDLORD for the first month's rental including VAT (clause 4.1 of the Agreement of Lease).
R

5.3	Cheque currently dated in favour of the LANDLORD for the total of the lease costs and disbursements, (clause 16.1 of the General Conditions of Lease) made up as follows:

5.3.1	Attorney and drafting costs including VAT	R

5.3.2	Stamp duty (not subject to VAT) calculated at 50 cents per R100,00 or part thereof, to the next completed R100,00 calculated on the total rental for the full period of the lease.
R

TOTAL	R 39,880.00

6.	ADDRESSES

6.1	The address of the Landlord for all purposes hereunder shall be PO BOX 50949 PO Box 50949, V&A Waterfront 8002, Cape Town.

6.2	The address of the Tenant for all purposes hereunder shall be at the Premises.

7.	AUTHORISED REPRESENTATIVE

The Lessee is herein represented by:

Full Names	Guy Kebble
Marital Status	Married in / out of Community of Property	Unmarried

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ID Number	660502 5203 084
Contact Numbers	(H)	(W)
Contact Numbers	(C)	(F)
Address	(H)

Address	(W)

8.	AGENT

This lease agreement is facilitated by:

Full Names
Agency
Registration Number
Contact Numbers	(H)	(W)
Contact Numbers	(C)	(F)
Address

9.	GENERAL CONDITIONS

9.1	This lease is further subject to the terms and conditions contained in the "General Conditions of Lease" which are hereunto annexed.

9.2	The parties agree that they have read the said General Conditions of Lease and that they understand the meaning and effect thereof.

9.3	The parties have initialled the said General Conditions of Lease for the purposes of identification.

SIGNED at                                          on this                day of                              200

AS WITNESSES:

1.

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2.
for the LANDLORD who warrants he is duly authorised

ACCEPTED at Milnerton on this 8 day of Feb 2012

AS WITNESSES:

1.

2.	/s/ Anglo African
for the TENANT who warrants he is duly authorised

ACCEPTED at Milnerton on this 27 day of Jan 2012

AS WITNESSES:

1.

2.	/s/ Guy Kebble
for the AGENT who warrants he is duly authorised and accepts the benefits and obligations conferred on it as contained in the General Conditions of Lease.

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GENERAL CONDITIONS OF LEASE

1.	DEFINITIONS

In these Conditions of Lease:

The head notes are for reference purposes only and shall not govern the interpretation hereof.

"The Premises" shall mean the Premises let in terms of this Lease and all the LANDLORD's fixtures and fittings therein or appertaining thereto.

"The Commencement Date" shall mean the date when occupation of the Premises is tendered to the TENANT by the LANDLORD or his Agent.

The approximate extent referred to in clause 1.1 of the Agreement of Lease represents the overall square meter area measured to the centre line of all common walls with other sections and the outside line of all other walls.

Words importing the singular shall include the plural and vice versa and words importing any one gender shall include the other and words importing persons shall include partnerships and bodies corporate.

2.	RENTAL VARIATIONS

2.1	Should:

2.1.1	the levies payable in respect of the land upon which the building is situated and/or in respect of the building itself be increased at any time during the period of this Lease so as to exceed the levies payable by the LANDLORD in respect of the levies payable at the commencement of this Lease; or

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2.1.2	any new levies be imposed upon the LANDLORD at any time during the period of this Lease in respect of the Premises;

any increase in rental in terms of 2.1 shall:

2.2	take effect from the date on which each such increase or new levies becomes effective; and

2.3	be dealt with as an increase to the monthly rental.

2.4	Save as hereinbefore otherwise provided, should any dispute arise between the LANDLORD and the TENANT as to when any increase of rental in terms of this clause becomes effective, or the amount of any such increase, the decision of a chartered accountant appointed by the Institute of Chartered Accountants to determine such dispute shall be final and binding on the parties.

3.	TENANT'S RIGHTS AND OBLIGATIONS

The TENANT:

3.1	Rental

shall pay the monthly rental plus VAT in advance, free of exchange and without deduction or set off, on the first day of each and every month to the LANDLORD at its domicilium chosen hereunder, or to such other person and/or at such other place as the LANDLORD may from time to time nominate in writing.

3.2	Electricity

3.2.1	shall not alter, interfere with or overload the electrical or lighting installations in the Premises;

3.2.2	shall replace from time to time at the TENANT's cost all fluorescent or incandescent light bulbs or tubes used in the Premises;

3.2.3	shall notify the LANDLORD and the relevant authority should the electrical current to the Premises cease or become defective or be interrupted;

3.2.4	shall pay for all electricity consumed on the Premises.

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3.3	Water and Refuse Removal

3.3.1	shall pay for all water consumed on the Premises;

3.3.2	shall pay to the authority concerned all sanitary, refuse removal and other local authority charges (other than assessment rates) in respect of the Premises, provided that should the LANDLORD be required to pay any of such amounts, then the TENANT shall on demand, refund the amount in question to the LANDLORD.

3.4	Maintenance

3.4.1	shall at all times during the period of this lease and any renewal thereof and at its own expense well and substantially repair, renew, paint, cleanse and keep and maintain in first class order the interior of the leased Premises and fittings and shall, at the termination of the lease, re-deliver the leased Premises to the LANDLORD in the same first class condition.

There shall be no obligation on the LANDLORD in common law or in terms of this lease to maintain or cleanse or effect any repairs, renewals or replacements to the interior of the leased Premises and the TENANT shall be fully responsible for any such maintenance, cleansing, repairs, renewals or replacements at its own expense. The LANDLORD shall not be responsible for any damage, loss or inconvenience which the TENANT or others may suffer owing to any defects, breakages or failures or owing to leakages or to the elements such as rain, hail or lightning or otherwise howsoever and, the TENANT shall not be entitled to any abatement of rental in respect thereof.

3.4.2	shall maintain and keep the Premises clean as no service shall be supplied by the LANDLORD.

3.4.3	shall be liable for the payment of all monthly charges due to the relevant company appointed by the TENANT in respect of the burglar alarm system in the leased Premises which is to be maintained by the TENANT for the duration of the lease.

If the TENANT fails to implement any of its obligations in terms of this Clause 3.4, the LANDLORD shall be entitled, without notice to the TENANT to carry out the TENANT's obligations for the account of the TENANT who shall on demand effect payment to the LANDLORD of such costs and expenses incurred. Failure by the TENANT to effect payment in terms of such demand will constitute a breach of this Lease.

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3.5	Alterations

Shall not make any alterations or additions of any nature whatsoever to the Premises or the building without the LANDLORD's prior written consent (which consent shall not be unreasonably withheld) provided that the TENANT shall not at any time or under any circumstances have any claim whatsoever against the LANDLORD for improvements so effected to the Premises or the building. If any alterations or additions are made to the Premises or the building with the LANDLORD's prior written consent then the TENANT shall, if so required by the LANDLORD, upon the termination of this Lease, reinstate the Premises (or building, as the case may be), to the same condition that it was prior to such alterations or additions. Should the LANDLORD require any such alterations or additions to remain in the Premises, the TENANT shall be obliged to abide by such requirement and shall not be entitled to any compensation therefore.

3.6	Fixtures and Fittings

3.6.1	may at any time install any fixtures, fittings and equipment in the Premises for the purpose of carrying on the TENANT's business;

3.6.2	may at any time, and shall, prior to the termination of this Lease, remove any fixtures or fittings installed in terms of 3.6.1 or installed by any previous TENANT and which has been acquired by the TENANT when he purchased the business which is run on the Premises provided that the TENANT shall at its own cost and expense repair any damage caused by the installation and/or removal of such fixtures, fittings or equipment.

3.7	Notification of Defects and Acceptance of Premises

3.7.1	shall notify the LANDLORD in writing by registered post within fourteen (14) days after the commencement date of this lease of any defects in the Premises;

3.7.2	shall, if it has not notified the LANDLORD as aforesaid, be deemed to have acknowledged that the Premises were received in good order and condition and the TENANT shall have no claim against the LANDLORD for any defect which may subsequently be found therein.

3.8	Advertising Signs

3.8.1	shall not affix or paint any advertising sign on the exterior or on the windows, doors, roof or any other part of the Premises without the LANDLORD's prior written consent.

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3.8.2	shall maintain the good appearance of any advertising sign erected in terms 3.8.1 and keep that sign in proper working order;

3.8.3	shall remove any sign affixed or painted in terms of 3.8.1 at the expiration or earlier termination of this lease and re-instate the relevant part of the Premises to the same good order and condition as it was at the Commencement Date.

3.8.4	shall not have any claim against the LANDLORD for signage erected on the Premises in terms of 4.6 of this agreement.

3.9	Municipal Regulations

shall, subject to the provisions of 3.5 above, at its own cost comply with all requirements of the Municipality and/or any other competent authorities in connection with the conduct of its business in the Premises.

3.10	No Cession, Assignment, Sub-Leasing

3.10.1	shall not cede any of its rights, delegate any of its obligations, or mortgage, pledge or encumber any of its rights under this lease without the LANDLORD's prior written consent;

3.10.2	shall not sub-let, permit anyone else to occupy, or part with possession of the Premises, or part thereof without the LANDLORD's prior written consent;

3.10.3	acknowledge that a change of the controlling interest in a TENANT Company, Corporation or Trust shall be construed as subject to the restrictive conditions of this paragraph.

3.11	Floor of Premises

shall not exceed the loading capacity of the floor or lay down any floor covering which may subject any part of the floor of the Premises to damage of any nature.

3.12	No Withholding Payments

shall not be entitled to withhold, delay or abate payment of any amounts due to the LANDLORD in terms of this lease by reason of any breach or alleged breach of the LANDLORD's obligations hereunder.

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3.13	Refuse

shall ensure that refuse does not remain on or outside the Premises, save in the place provided therefore.

3.14	Nuisance

shall not do anything or permit anything to be done in or on the Premises which may be or may become a nuisance or annoyance to or in any way interfere with the comfort of the public, neighbours or other occupants of the building as it may be.

3.15	No Claims

shall have no claim against the LANDLORD for any loss, damage or injury which the TENANT may directly or indirectly suffer by reason of any latent or patent defects in the Premises or building, or fire in the Premises or building, or theft from the Premises, or by reason of the Premises or building or any part thereof being in a defective condition or state of disrepair, or resulting from any repair, alteration or improvement to the Premises, or arising out of viz major or causus fortuitous, or any other cause either wholly or partly beyond the LANDLORD's control, or arising out of any act or omission by the LANDLORD whatsoever, or arising from the disruption of any services to the Premises, or for any injury to the person or damage to the property of the TENANT, his employees, invitees, customers or any other person entering the building.

3.16	Undertaking

indemnifies and undertakes to pay to the LANDLORD on demand an amount equal to any claim made against the LANDLORD by anyone for any loss, damage or injury suffered in or on the Premises or in consequence of any act or omission by the TENANT or the TENANT's servants or agents.

3.17	Insurance

3.17.1	shall not do or omit to do anything or to keep in or on the Premises anything or to allow anything to be done or kept in or on the Premises which in terms of any fire insurance policy held from time to time by the LANDLORD in respect of the building and/or the Premises which may not be done or kept therein, or which may render any policy(ies) void or voidable and the TENANT shall comply in all respects with the terms of any such policy(ies) provided that if any premium payable in respect of any such policy(ies) is increased:

3.17.1.1	by reason of the nature or scope of the business which the TENANT carries on in the Premises in terms of the Lease; or

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3.17.1.2	as a result of the TENANT not complying with the aforesaid provisions then without prejudice to any other rights which the LANDLORD may have as a result of that breach, the TENANT shall on demand refund to the LANDLORD the amount of that additional premium.

3.17.2	It shall be the TENANT's obligation to familiarise himself with the LANDLORD's policy of insurance which shall be made available to the TENANT on request therefore in writing.

3.17.3	The TENANT shall obtain and at all times during the subsistence of this lease maintain at its sole expense a suitable insurance policy covering, public liability and property damage in respect of claims which may be made against the TENANT arising out of the trading in the leased Premises. Such policy shall be approved by the LANDLORD, note the LANDLORD’s insurable interest and be delivered to him in copy upon issue.

3.18	Premises

shall not be entitled to claim a remission or reduction of rent or cancellation of this Lease by reason of maintenance or repairs to the Premises being carried out in terms of this Lease.

3.19	Vacation of Premises

shall on vacating the Premises, forthwith deliver all keys to the LANDLORD or its Agents.

3.20	General

Shall:

3.20.1	not attach to the walls, ceilings or any part of the Premises fittings or equipment which may be too heavy a load therefore;

3.20.2	not damage the walls, ceilings or any other portion of the Premises;

3.20.3	not install any floor covering, lighting, plumbing, fixtures or shades or make any change to the shop-front, install any window covering, awning, blinds, air conditioning or light device on or adjacent to the shop front or any window of the Premises without the prior written consent of the LANDLORD;

3.20.4	prevent any blockage of any sewer, water pipe, drain or gutter and at its cost remove such blockage or obstruction should it occur;

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3.20.5	not hold or permit to be held any auction in or upon the Premises of any item or items without the LANDLORD's prior written consent;

3.20.6	not leave or permit to be left any goods or articles upon or in the service areas, landings, stairways or passages or in any part of the building or property other than specific areas allocated for the express purpose concerned in which areas, no unreasonable accumulation of any articles or matters shall be made or permitted by the TENANT;

3.20.7	not contravene or permit the contravention of any law, ordinance, statutory regulation or license condition relating to the TENANT’s business in the leased Premises, the title deed relating to the property or any other law, ordinance, statutory regulation or license condition which the LANDLORD is required to observe as a result of the ownership of the property and leased Premises.

3.20.8	provide and use bins or containers for refuse removal at its costs as may be necessary or specified by the Local Authority or the LANDLORD and keep the bins and containers in a neat and tidy condition and replace them from time to time.

4.	THE LANDLORD'S RIGHTS AND OBLIGATIONS

The LANDLORD:

4.1	Access

May at any time:

4.1.1	have reasonable access to the Premises for the purpose of inspecting or repairing the Premises or any part of the building or for any other purpose associated therewith;

4.1.2	add to the Premises or carry out repairs in terms of this Lease;

4.1.3	alter the Premises when required to do so by any lawful authority.

4.2	Future TENANTs and PURCHASERs

4.2.1	May display in or near the Premises "TO LET" notices during the six (6) months immediately preceding the expiration of this lease, and "FOR SALE" notices at any time during the period of this lease;

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4.2.2	May at all reasonable times show any prospective TENANTs or buyers the interior of the Premises:

4.3	Municipal Regulations

Shall not be obliged to effect any repairs and/or alterations to the Premises in order to comply with the requirements of the Municipality and/or other competent authorities in connection with the conduct of the TENANT's business on the Premises.

4.4	No Warranty

does not warrant or represent that the Premises are fit for any specific purpose or that any permit or license in respect of the Premises will be granted or renewed.

4.5	Maintain Exterior

shall at its own cost keep and maintain the exterior and the structure and roof of the Premises (except the glass in the windows and door/s of the Premises) in good order and condition;

4.6	Advertising Signs

The LANDLORD hereby retains its sole and absolute right to display his or third party advertising signs on the leased Premises including maintenance and replacement thereof.

5.	DESTRUCTION

5.1	should the Premises be destroyed or damaged to an extent which prevents the TENANT from having beneficial occupation of the Premises or should the same thereby become substantially untenantable then:

5.1.1	this Lease shall be deemed to have been cancelled;

5.1.2	the TENANT shall have no claim of any nature whatsoever against the LANDLORD as a result of such destruction or damage or cancellation;

5.2	should the Premises be damaged to a lesser extent than that which prevents the TENANT from having beneficial occupation of the Premises then:

5.2.1	this lease shall not be cancelled;

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5.2.2	the rental payable by the TENANT shall be reduced pro rata to the extent (if any) by which the TENANT is deprived of beneficial occupation of the Premises;

5.2.3	the LANDLORD shall at its own cost repair the Premises as quickly as possible in the circumstances;

5.2.4	the TENANT shall have no claim of any nature whatsoever against the LANDLORD as a result of the said destruction or damage howsoever arising;

5.3	the provisions of 5.1 and 5.2 above shall become applicable on signature hereof and shall apply irrespective of whether the contemplated destruction occurs before or after the TENANT has taken occupation of the Premises;

5.4	should a dispute arise between the LANDLORD and the TENANT in respect of the amount of the rental payable by the TENANT in terms of 5.2.2 then that dispute shall be settled by arbitration in terms of the Arbitration Act, 1965 (as amended from time to time) save that the Arbitrator in such proceedings shall be agreed upon between the LANDLORD and the TENANT, and failing agreement, nominated by the Chairman or President for the time being of the Law Society of the Cape of Good Hope.

6.	BREACH

6.1	Should the TENANT:

6.1.1	fail to pay any amount due by the TENANT in terms of this Lease on due date and remain in default not less than seven (7) days after being notified in writing to do so by the LANDLORD; or

6.1.2	commit any other breach of any terms of this lease and fail to commence remedying that breach within a period of ten (10) days after the receipt of notice to that effect by the LANDLORD, and complete the remedying of such breach within a reasonable time; or

6.1.3	repeatedly breach any of the terms of this Lease in such a manner as to justify the LANDLORD in holding that the TENANT's conduct is inconsistent with the intention or ability of the TENANT to carry out the terms of this Lease; or

6.1.4	commit an act of insolvency;

then and in any one of such events the LANDLORD shall without prejudice to its rights to damages or to its right to eject the TENANT from the Premises or to any other claim of any nature whatsoever that the LANDLORD may have against the TENANT as a result thereof:

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6.1.5	be entitled to cancel this Lease; or

6.1.6	to vary this lease by making it terminable by one (1) month’s written notice given by the LANDLORD at any time; or

6.1.7	in the case of 6.1.2 be entitled to remedy such breach and immediately recover the total cost incurred by the LANDLORD in so doing from the TENANT;

6.2	should the LANDLORD institute action against the TENANT pursuant to a breach by the TENANT of this Lease, then without prejudice to any other rights which the LANDLORD may have, the LANDLORD shall be entitled to recover all legal costs incurred by it including attorney/client charges, tracing fees and such collection commission as the LANDLORD is obliged to pay to its attorneys, from the TENANT;

6.2.1	should the LANDLORD cancel this Lease and the TENANT dispute the LANDLORD's rights to do so and remain in occupation of the Premises pending the determination of that dispute, then:

6.2.1.1	the TENANT shall continue to pay, on due date, all amounts due by the TENANT in terms of this Lease;

6.2.1.2	the LANDLORD shall be entitled to recover and accept those payments;

6.2.1.3	the acceptance by the LANDLORD of those payments shall be without prejudice to and shall not in any manner whatsoever affect the LANDLORD's claim to cancellation of this Lease or of any other nature whatsoever;

6.2.2	should the dispute between the LANDLORD and the TENANT be determined in favour of the LANDLORD then the payments made to the LANDLORD in terms of 6.2.1 shall be regarded as damages paid by the TENANT on account of the loss sustained by the LANDLORD as a result of the holding over by the TENANT of the Premises;

6.3	The LANDLORD shall be entitled at its option to institute any legal proceedings which may arise out of or in connection with this Lease in any Magistrate's Court having jurisdiction, notwithstanding the fact that the claim or value of the matter in dispute might exceed the jurisdiction of such Magistrate's Court in respect of the cause of action;

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6.4	Without prejudice to all or any of the LANDLORD's rights granted hereunder, should the TENANT fail to pay the said monthly rental or any other sum(s) which may become due by the TENANT to the LANDLORD on due date, then in either or both of such events the TENANT shall pay the LANDLORD penalty interest thereon at the rate of 1,5% per month, from due date of payment to the actual date of payment.

7.	DEPOSIT

The TENANT shall on signature hereof, pay to the LANDLORD a deposit equivalent to the sum specified in the Agreement of Lease.

The LANDLORD shall be entitled to apply this deposit to make good any of the obligations of the TENANT in terms of this Lease. Should the LANDLORD have reason to utilize the deposit during the currency of this lease, then in such event, the TENANT shall, upon written notice from the LANDLORD, reinstate the deposit to the original sum. The deposit shall be retained by the LANDLORD until expiry of the Lease and the TENANT shall not be entitled to off-set rental or any other amounts owing hereunder against the deposit. The deposit shall be repaid within thirty (30) days after the expiry of this Lease, subject to the proper performance of its obligations by the TENANT. No interest will be payable on the deposit.

8.	JOINT AND SEVERAL LIABILITY

In the event of two or more persons constituting the TENANT, then the obligations of the TENANT for due compliance with all the provisions of this Lease shall be joint and several and in solidium.

9.	SURETYSHIP

Simultaneously with the signature hereof by the TENANT, a Deed of Suretyship to and in favour of the LANDLORD for the due fulfillment of all the TENANT's obligations in terms of this Lease shall be executed annexed hereto marked “B”.

10.	AGENT

10.1	The TENANT warrants that it was introduced to the Premises by the Agent as specified in the Agreement of Lease and that no person besides the Agent was the effective cause of the conclusion of this agreement and the TENANT hereby indemnifies the LANDLORD against all and any claims whatsoever which may be made against the LANDLORD by any party claiming to have been the effective cause of the conclusion of this agreement.

10.2	The LANDLORD shall be liable for payment of commission on Commencement Date to the Agent plus VAT as agreed separately between the parties, provided the deposit and first month's rental shall have been paid by the TENANT and this lease is in effect at Commencement Date.

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10.3	The Agent, by his signature hereto hereby acknowledges and agrees that he shall not be entitled to any commission arising out of any renewal or extension of this lease with the TENANT or arising out of a sale of the Premises to the TENANT or any nominee or assignee of the TENANT.

11.	NO VARIATIONS

11.1	No variation of this Agreement shall be of any force or effect unless it is in writing and is signed by both the LANDLORD and the TENANT.

11.2	This lease contains all the terms and conditions of the Agreement between the LANDLORD and the TENANT. The parties acknowledge that there are no understandings, representations or terms between the LANDLORD and the TENANT in regard to the letting of the Premises other than those set out herein.

11.3	No act of relaxation on the part of the LANDLORD in regard to the carrying out of any of the TENANT's obligations in terms of this Lease shall prejudice or be deemed to prejudice or be deemed to be a waiver of any of the LANDLORD's rights in terms hereof.

12.	NOTICES AND DOMICILIA

12.1	The parties hereby choose domicilium citandi et executandi for all purposes under this Agreement at their respective addresses set forth in the Agreement of Lease to which these General Conditions of Lease form an Annexure;

12.2	Any notice to any party shall be addressed to it at its domicilium aforesaid and either sent by pre-paid registered post, facsimile or delivery by hand. In the case of any notice:

12.2.1	sent by pre-paid registered post, it shall be deemed to have been received, unless the contrary is proved, on the fifth day after posting;

12.2.2	delivered by hand for which a written acknowledgement of receipt shall be issued, it shall be deemed to have been received, unless the contrary is proved, on the date of delivery;

12.2.3	Where, in terms of this Agreement any communication is required to be in writing, the term "writing" shall include communications by facsimile. Communications by facsimile shall, unless the contrary is proved by the addressee, be deemed to have been received by the addressee four (4) hours after the time of transmission.

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12.3	Any party shall be entitled, by notice in writing to the other, to change its domicilium to any other address within the jurisdiction of the Cape of Good Hope Provincial Division of the High Court of South Africa, provided that the change shall become effective only fourteen (14) days after service of the notice in question.

13.	CONDITIONS PRECEDENT

13.1	It is specifically agreed that this agreement is subject to and conditional upon the LANDLORD resolving to implement the Development Scheme. The TENANT shall be obliged to obtain confirmation from the LANDLORD from time to time whether or not the LANDLORD intends to proceed with the Development Scheme. If the LANDLORD elects not to proceed with the Development Scheme, the LANDLORD shall refund to the TENANT the deposit paid in terms of the Lease Agreement together with any interest accrued thereon and thereafter neither party shall have any further claim against each other.

13.2	The Lease Agreement is further subject to the grant of occupation by the Local Authority.

14.	ELECTRICAL CERTIFICATE

The LANDLORD, confirms that it is in possession of a Certificate of Compliance issued by an Electrical Contractor in terms of the Electrical Installations Regulations contained in Regulation R2920 in Government Gazette No. 14350 dated 23 October 1992.

15.	TRUSTEE FOR A COMPANY OR CLOSE CORPORATION

If this agreement is signed on behalf of the TENANT by a person who professes to act as agent or trustee ("the trustee") on behalf of a company or a close corporation (each herein referred to as "the corporate body") not yet formed:

15.1	the trustee in his personal capacity hereby warrants to the LANDLORD that the corporate body for which he is acting will within 30 (thirty) days from the date of signature of this agreement by the LANDLORD:

15.1.1	be duly formed and incorporated;

15.1.2	pass a resolution adopting this agreement without modification;

15.1.3	take all other steps necessary to render this agreement binding on the corporate body; and

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15.1.4	deliver to the LANDLORD, in the case of a company, its memorandum and articles of association or, in the case of a close corporation, its founding statement and, in either case, a duly certified copy of the resolution referred to in clause 15.1.2;

15.2	until the corporate body has become the TENANT hereunder the trustee in his personal capacity shall be entitled to exercise all the right of and shall be liable for all the obligations imposed on the TENANT in terms of this agreement;

15.3	if the corporate body is not formed within the period prescribed in 15.1 or, if having been so formed, it does not within the said period comply with its obligations in terms of 15.1.2, 15.1.3 and 15.1.4, then the trustee in his personal capacity shall be the TENANT in terms of this agreement;

15.4	if the corporate body is formed and complies with the provisions of 15.1, then the trustee hereby binds himself as surety and co-principal debtor with the TENANT under renunciation of the benefit of excussion and division in favor of the LANDLORD for the due and punctual payment and performance by the TENANT of its obligations under this Lease. Any leniency or extension of time granted by the LANDLORD to the TENANT, whether before or after the due date for payment or performance of any obligation, shall not be a waiver or novation of the LANDLORD's rights against the surety nor prejudice or affect such rights in any way.

16.	COSTS

16.1	The costs of the LANDLORD for preparing this Agreement of Lease, together with the drafting and any re-drafting thereof, all consultations and attendances incidental hereto shall be borne by the TENANT as specified in 5.3 of the Agreement of Lease. The stamp duty applicable hereon shall be borne by the TENANT.

16.2	All amounts referred to in 15.1 due by the TENANT shall be payable on signature of this Agreement of Lease by the TENANT.

17.	CONSENT TO SALE

The TENANT hereby consents to the sale to any party by the LANDLORD or his successors in title, of the Premises and/or the Property of which the Premises forms a portion and to the Cession of this Lease and the assignment to any third party of the LANDLORD's rights and obligations by virtue of this Lease and undertakes, notwithstanding such sale or cession and assignment to remain in occupation of the Premises and remain bound by the terms and conditions hereof.

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18.	GENERAL

ANNEXURES

“A”	Layout Plan

“B”	Suretyship

“C”	TENANT’s Resolution

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ANNEXURE “B”

SURETYSHIP

I/We, the undersigned,

Guy Kebble,

hereby bind myself/ourselves as Surety and Co-Principal Debtor to

Anglo African, hereinafter referred to as the LANDLORD, for the due and proper fulfilment of all the obligations of

SurePure Marketing, hereinafter referred to as the TENANT, its successors in title, or assigns, arising from or out of or in terms of a lease or any renewal, amendment, breach or cancellation of the lease between the LANDLORD and TENANT as regulated by the Agreement of Lease and General Conditions of Lease, hereinafter referred to as "The Lease", to which this Suretyship is annexed.

I/We agree and declare that

1.	No act of indulgence, relaxation or grace granted by the LANDLORD to the TENANT including any act of accepting payment after due date or in accepting the terms of the Lease or any renewal, amendment, breach or cancellation thereof have been duly and properly fulfilled.

2.	I/We renounce the benefits of excussion, division and cession of action, the full meaning and effect whereof I/we know and understand.

3.	The LANDLORD shall be entitled at its option to institute any legal proceedings which may arise out of or in connection with this Suretyship in any Magistrate's Court having jurisdiction in respect of the Surety's person, notwithstanding the fact that the claim or value of the matter in dispute might exceed the jurisdiction of such Magistrate's Court in respect of the cause of action.

4.	In the event of the TENANT becoming insolvent, or if the TENANT is to be a Company or Close Corporation, in the event of it being wound up either voluntarily or by the Court and the Trustee or the Liquidator as the case may be terminating the aforementioned Lease or any renewal thereof, this Suretyship shall extend to and cover all loss which may be sustained by the LANDLORD by reason of the non-performance of the terms of such Lease and I/we shall be liable jointly and severally to the LANDLORD as Surety(ies) and Co-Principal Debtor/s for the due payment in full of all such loss.

5.	Without derogating from the generality of any of the provisions of this Suretyship or the ambit of the obligations embraced, my/our liability shall cover all claims for compensation or damages which the LANDLORD may at any time have as a result of the cancellation or termination of any contract between the TENANT and the LANDLORD howsoever arising, including without limitation the termination of any lease between the TENANT and the LANDLORD or the LANDLORD's predecessor in title which takes place by virtue of the provisions of the Companies Act, No 61 of 1973, as amended, or pursuant to any corresponding legislation.

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6.	It is agreed and declared that all admissions and acknowledgements of indebtedness by the Debtor shall be binding on me/us.

7.	Particulars of Surety and domicilium citandi et executandi*:

Full Names	Guy Kebble
Marital Status	Married in / out of Community of Property Unmarried

ID Number
Contact Numbers	(H)	(W)
Contact Numbers	(C)	(F)
Address*	(H)

Address	(W)

SIGNED at Milnerton on this 27 day of Jan 2012

AS WITNESSES:

1.

2.	/s/ Guy Kebble
SURETY

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ANNEXURE “C”

MINUTES OF A GENERAL MEETING OF SurePure Marketing  HELD AT Milnerton ON THE 27 DAY OF 2012 200__

PRESENT:	Guy Kebble	/s/ Guy Kebble

	Claire Walker	/s/ Claire Walker

	Lynne Snell	/s/ Lynne Snell

IT WAS RESOLVED THAT:

•	The Company enters into an Agreement of Lease with
Anglo African Development

for the lease of certain Premises situated at

One Lagoon Beach

on such terms and conditions as may be agreed upon.

•	That Guy Ralph Kebble, be and is hereby authorised and empowered to execute the Lease and any other documents that may be necessary to give effect thereto.

READ AND CONFIRMED

/s/	27 Jan. 2012
CHAIRMAN	DATE

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